UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2010
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4939 Directors Place San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 652-6500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 6, 2010, Ardea Biosciences, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc., as representative of the underwriters named therein (the “Underwriters”), relating to the issuance and sale of up to 4,025,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), including 525,000 shares of Common Stock issuable to the Underwriters pursuant to an overallotment option. The price to the public in this offering was $20.00 per share, and the Underwriters purchased the shares from the Company pursuant to the Underwriting Agreement at a price of $19.15 per share. On April 7, 2010, the Underwriters exercised their overallotment option in full, and the offering closed on April 9, 2010. The net proceeds to the Company from this offering were approximately $77.1 million, before expenses and after deducting underwriting discounts and commissions.
The offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-159279) previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”), the registration statement on Form S-3 (Registration Statement No. 333-165909) filed with the SEC pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and a prospectus supplement filed with the SEC. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 to this report.
On April 6, 2010, the Company issued a press release announcing the pricing of the offering and on April 9, 2010, the Company issued a press release announcing the completion of the offering. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Document Description
1.1	Underwriting Agreement, dated April 6, 2010

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Press release dated April 6, 2010, announcing pricing of offering

99.2	Press release dated April 9, 2010, announcing completion of offering

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: April 9, 2010	/s/ Christian Waage
Christian Waage
General Counsel

EXHIBIT LIST

Exhibit
Number	Document Description
1.1	Underwriting Agreement, dated April 6, 2010

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Press release dated April 6, 2010, announcing pricing of offering

99.2	Press release dated April 9, 2010, announcing completion of offering